SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

FOOTHILL INDEPENDENT BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11337	95-3815805
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

510 South Grand Avenue, Glendora California 91741

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (626) 963-8551 or (909) 599-9351

Not Applicable

(Former Name or Former Address if Changed Since Last Report

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1:	Press Release dated July 22, 2003, announcing the consolidated financial results of Foothill Independent Bancorp (the “Company”) for the quarter and six months ended June 30, 2003.

Item	9. – Regulation FD Disclosure (Information provided under Item 12- Results of Operations and Financial Condition).

On July 22, 2003, the Company issued a press release announcing its results of operations for the quarter and six months ended June 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

The foregoing information is being provided under Item 12 – Results of Operations and Financial Condition. It is being submitted under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILL INDEPENDENT BANCORP

Date: July 23, 2003	By	/s/ CAROL ANN GRAF
Carol Ann Graf
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION

99.1	Press Release issued on July 22, 2003 announcing results of operations for the quarter and six months ended June 30, 2003.

E-1